                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Nancy Clark Reynolds
                                        --------------------------
                                        Name: Nancy Clark Reynolds
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Paul X. Kelley
                                        -------------------------------
                                        Name: Gen. Paul X. Kelley, USMC
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Thomas P. Stafford
                                        ---------------------------------
                                        Name: Lt. Gen. Thomas P. Stafford
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Jorge L. Mas Canosa
                                        -------------------------
                                        Name: Jorge L. Mas Canosa
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Richard R. Wackenhut
                                        --------------------------
                                        Name: Richard R. Wackenhut
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Anne N. Foreman
                                        -------------------------
                                        Name: Anne Newman Foreman
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                        /s/ Julius W. Becton, Jr.
                                       ------------------------------------
                                       Name: Lt. Gen. Julius W. Becton, Jr.
                                       Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Edward L. Hennessy, Jr.
                                        -----------------------------
                                        Name: Edward L. Hennessy, Jr.
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness

                               POWER OF ATTORNEY


         In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of the Act and subsequent resales pursuant thereto by certain persons, I hereby appoint and constitute Richard C. DeCook, James P. Rowan and Juan D. Miyar, and each of them (with full power in each to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purposes of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above-referenced Registration Statement, any amendment or amendments to it, and any exhibit or other document related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

         IN WITNESS WHEREOF, I have executed this instrument this 29th day of April, 1995.


                                         /s/ Richard G. Capen, Jr.
                                        ---------------------------
                                        Name: Richard G. Capen, Jr.
                                        Title:  Director



Signed, sealed and delivered
in the presence of:


  /s/ James P. Rowan
- ----------------------------
Witness


  /s/ T. Hand
- ----------------------------
Witness